UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ] Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Under Rule 14a-12

PCS EDVENTURES!.COM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computer on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[  ] Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date File:

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

Yes  [X]  No [  ]

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345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

NOTICE OF ANNUAL MEETING TO SHAREHOLDERS

To the Shareholders of PCS Edventures!.com, Inc.:

Notice is hereby given that the 2013 Annual Meeting of Shareholders of PCS Edventures!.com, Inc a Idaho Corporation will be held at our headquarters located at 345 Bobwhite Court, Suite 200, Boise, Idaho, 83706, on Friday, September 13, 2013, at 10:00 a.m. Mountain Standard Time. At this year’s Annual Meeting, we plan to conduct the following business items:

1.

To elect the current members of our Board of Directors;

2.

To submit an advisory vote on the executive compensation of our Named Executive Officers (Say on Pay)

3.

To submit an advisory vote on the frequency with which our shareholder will consider approving the compensation for our Name Executive Officers (Say When on Pay).

4.

Ratification of the election of M&K CPAs, PLLC, as our independent registered public accounting firm for our fiscal year ending March 31, 2014.

5.

To transact such other business as may properly come before the Annual Meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

Shareholders of record at the close of business on Monday, July 29, 2013, are entitled to notice of and vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person.  However, whether you expect to attend the Annual Meeting in person, you are urged to participate by completing, dating and signing the accompanying Proxy card and returning it as soon as possible in the enclosed self-addressed, stamped envelope provided for your convenience.  You may also vote over the internet or by telephone using the information listed on the Proxy card or voting instruction form. If you send your Proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so.  Your Proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

If you are unable to attend the Annual Meeting and would like to participate, we are broadcasting a live webinar for shareholders. Information to access this is listed in the Proxy Statement.

The fiscal year 2014 Annual Meeting will be held on or about September 20, 2014.  Should any shareholder wish to submit a proposal for consideration at the fiscal year 2014 Annual Meeting, the proposal should be submitted by April 14, 2014, in accordance with Rule 14a-8(e)(2) of the Securities and Exchange Commission. Any proposal submitted after the deadline shall be considered untimely.

By the Order of the Board of Directors,

Robert O. Grover,

CEO

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY PROMPTLY.

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345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

PROXY STATEMENT

FISCAL 2013 ANNUAL MEETING OF SHAREHOLDERS

General

This Proxy Statement is furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock in connection with the Annual Meeting of shareholders. Directions to the Annual Meeting accompany this Proxy Statement. Our telephone number is (208) 343-3110.

TIME:

  10:00 a.m., Mountain Standard Time, on Friday, September 13th, 2013

PLACE:   PCS Edventures located at 345 Bobwhite Court, Suite 200, Boise, Idaho, 83706

It is expected that the Notice of Annual Meeting of Shareholders, our Annual Report on Form 10-K of the Securities and Exchange Commission for fiscal year ended March 31, 2013, which is incorporated herein by reference, this Proxy Statement and the accompanying Proxy card will be mailed to shareholders starting on or about August 5, 2013.

Shareholders can ensure that their shares are voted at the Annual Meeting, even if they plan to attend the meeting, by casting their vote by one of the following measures;

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 12, 2013. Have your Proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You will need the Control Number off the Proxy card to vote online.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, Proxy card and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 12, 2013. Have your Proxy card in hand when you call and then follow the instructions.

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VOTE BY MAIL

Mark, sign and date your Proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Proxy card must be received by September 12, 2013 in order for your vote to count.

ATTEND THE MEETNG

Join us at 345 Bobwhite Court, Suite 200, Boise, Idaho 83706 and vote in person or sign and date your Proxy card and return it upon your arrival of the meeting.

Voting Procedures

The presence in person or by Proxy of a majority of the voting power at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the Annual Meeting for the purpose of determining a quorum. The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of all matters to be voted on as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Annual Meeting.

Shares held in a brokerage account or by another nominee are considered held in “street name” by the shareholder or “beneficial holder”. A broker or nominee holding shares for a beneficial owner may not vote on matters relating to the election of directors unless the broker or nominee receives specific voting instructions from the beneficial owner of the shares. As a result, absent specific instructions, brokers or nominees may not vote a beneficial owner’s shares on proposal 1 and such shares will be considered “broker non-votes” for such proposals.

Each shareholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulate votes in the election of directors. Shares that are authorized but not yet issued will not be entitled to vote at the Annual Meeting.

The expense of printing and mailing Proxy materials, including expenses involved in forwarding Proxy materials to beneficial owners of common stock held in the name of another person, will be paid by us.

Solicitation

No solicitation, other than by mail, is currently planned.

Record Date

Only shareholders of record at the close of business on Monday, July 29, 2013 (this date is referred to as the “record date”), are entitled to receive notice of and to vote the shares of common stock registered in their name at the Annual Meeting.

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Revocability of Proxy

The submission of a signed Proxy will not affect a shareholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this mailing may be revoked by the person giving it at any time before its use by attending the Annual Meeting and voting in person or by delivering to us a written notice of revocation or another duly executed proxy bearing a date later than the earlier given proxy but prior to the date of the Annual Meeting.

Voting of Proxy

The shares of Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. Where specific instructions are not indicated, proxies will be voted FOR the election or adoption of each item so presented.

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote on such matters in their discretion.

Outstanding Shares

As of the record date, we had approximately 49,293,845 shares of our common stock issued and outstanding. Each share of common stock entitles the holder to cast one vote on each matter to be voted upon at the Annual Meeting.

Voting Rights and Required Vote

Under Idaho law, the Idaho Business Corporation Act requires the presence of a quorum to conduct business at the Annual Meeting. A quorum is defined as the presence, either in person or by Proxy, of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. The shares represented at the Annual Meeting by Proxies that are marked “withhold authority” will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes (i.e., Proxies from brokers or nominees indicating that such persons have not received instructions from beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will also be counted as shares present for purposes of determining a quorum.

Directors are elected by the affirmative vote of a plurality of the shares of common stock present, either in person or by Proxy, at the Annual Meeting and entitled to vote. For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. In the election of directors, votes may be cast in favor, against or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

A majority of the outstanding shares of the Company entitled to vote, represented in person or by Proxy, constitute a quorum at the Annual Meeting of shareholders. If a quorum is present, action on any matter (other than election of directors) is approved if the votes cast in favor of the action exceed votes cast in opposition to the matter, unless the vote of the greater number of voting by classes is required by the Bylaws or Articles of Incorporation.

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Effective Dates

The election of directors, if approved by the shareholders, will be effective immediately following the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees for Director

The nominees for election as Directors are the four people listed below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. Each director is to serve until the next Annual Meeting of our shareholders or until the director’s death, resignation or termination and the appointment and qualification of a successor.

The Board of Directors recommends that shareholders vote FOR Proposal No. 1 to Re-Elect All Members or Nominees named below to the Company’s Board of Directors.

Name	Age	Position	Held Position Since	Board Committees
Dehryl A. Dennis	72	Director	2007	Audit
Todd R. Hackett	52	Director	2012	Compensation
Robert O. Grover	50	Director, CEO	2011
Murali Ranganathan	43	Director	2013	Audit, Compensation

Dehryl A. Dennis, Ed.D.  Dr. Dennis has had a 36-year career that took him from teaching in small public schools in southwest Idaho to Puerto Rico and Illinois, and then returned him to his native state as a district administrator in Boise, Idaho. During his entire professional career, Dr. Dennis was an outspoken advocate for programs that emphasized applied learning. Because of his strong belief that most people learn by “doing rather than thinking about doing”, he supported and helped implement off-school site classrooms in malls and hospitals; partnerships with trade unions, small business, and industry; and cooperative agreements with institutions of higher learning. The success of these programs culminated in the construction of the Dehryl A. Dennis Professional Technical Center, a 40,000 SF technical school within the Boise District, which opened in 1999 and presently serves approximately 900 students from 16 area high schools. Appointed in 1976 as Director of Personnel, he later served as Assistant Superintendent and then Deputy Superintendent until he was appointed District Superintendent in 1994. During that time, he brought the Boise School District from an under-performing school system to the best performing in the State of Idaho. He remained as Superintendent until his retirement in July 1999.

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Dr. Dennis has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

Dr. Dennis serves on our Audit Committee and he is our sounding board for product and program development.  We feel Dr. Dennis, a Board Member since 2007, is more than qualified to sit on our Board, as he is the technical advisor to our in-house instructional designers and curriculum writers for products developed for the classroom.

Todd R. Hackett. Todd Hackett is the owner of a successful construction company in Iowa who first became aware of PCS as an investment opportunity in 2007. Over the past six years his involvement with PCS has grown from a casual investor to a strong advocate for bringing educational opportunities to both children and young adults to strengthen their knowledge in math and science.  Mr. Hackett brings a strong business background to PCS, well founded in the fundamental principles of building a successful company.  He has demonstrated his abilities in the building of his own company from a start-up in 1981 to a major construction firm now handling multi-million dollar projects.  Many of his projects involve educational institutions such as community colleges, middle schools, libraries, and applied technology labs. Mr. Hackett has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

Mr. Hackett is actively involved in his community, is passionate about the potential of PCS, and is actively engaged in helping to create a company that will have deep shareholder value as well as improve STEM education around the world.  We believe Mr. Hackett brings valuable business and financial experience to PCS.

Robert O. Grover.  Mr. Grover was appointed Chief Executive Officer in January 2012.  In 2011 he served as the Chief Technology Officer and President of PCS International.   From March 2010 to January 2012, Mr. Grover served as President, Chief Operating Officer and Chief Technology Officer.  Mr. Grover joined PCS at its inception and has spent the last two decades with PCS designing, developing, and creating PCS learning programs and services intended to facilitate student-centered, experiential learning. Mr. Grover has traveled extensively throughout the world promoting PCS programs and developing International relationships for the Company. He was appointed to the Idaho District Export Council by the US Secretary of Commerce in January of 2012.  A Merit Scholar, Mr. Grover attended Michigan State University for course work in Astrophysics, Philosophy, Computer Science, and Religious Studies; he attended the University of Idaho for additional coursework in History, Religious Studies, and Philosophy; and graduated with a B.A. in English, Creative Writing and an A.A.S in Management from Boise State University in 1988.  Mr. Grover has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

With Mr. Grover’s 25 plus years of experience, acquired knowledge and creativity, we feel that he contributes an excellent awareness of industry trends and brings the strategies and tactic needed to retain and attract new business opportunities.

Murali Ranganathan. Mr. Ranganathan is the Senior Manager of Finance Strategy for Micron, where he is the financial lead for evaluating, negotiating, and conducting due diligence on Micron’s M&A and

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venture investment opportunities. Mr. Ranganathan is a planning and financial expert who is well versed in due diligence. Mr. Ranganathan is Chairman of the Audit Committee for PCS Edventures. Mr. Ranganathan has a long and impressive career in both engineering and finance, with a Masters in Industrial and Systems Engineering from Ohio State, and an MBA from the Booth School of Business at the University of Chicago.

Mr. Ranganathan is familiar with our Company and personnel. He provides financial and general business advice that is useful to our Company.  Mr. Ranganathan currently acts as the Chairman of our Audit Committee. We feel Mr. Ranganathan is a considerable asset to PCS.

Corporate Governance

Code of Ethics

We adopted a Code of Ethics and it was attached as Exhibit 14 to our 2004 Annual Report. The Code was revised in 2010 and is available on our web site at https://edventures.com.  If any shareholder does not have Internet access, a copy of the Code of Ethics will be provided on request to us at no cost.

Director Qualifications

In evaluating potential directors, The Board considers the following factors:

●

the appropriate size of our Board of Directors;

●

our needs with respect to the particular talents and experience of our directors;

●

the knowledge, skills and experience of nominees, including experience in finance, administration, or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●

familiarity with the educational industry;

●

experience with accounting rules and practices; and

●

the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, The Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although The Board of Directors may also consider such other factors as they may believe are in the best interests of PCS and its shareholders.

The Board of Directors identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-election. If any member of the Board does not wish to continue in service or if we decide not to re-nominate a member for re-election, we then identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or

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assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Director Independence

We believe that all members of our Board of Directors, with the exception of our Chief Executive Officer, Mr. Robert Grover, are independent based on the following definition of NASDAQ, which is quoted below from Rule 5605(a)(2), which our Board of Directors has adopted this definition of an “independent director” even though we are not required to have independent directors. (2) ”Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship, which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. For purposes of this rule, “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home. The following persons shall not be considered independent:

(A) a director who is, or at any time during the past three years was, employed by the Company;

(B) a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

i.

compensation for Board  or Board  committee service;

ii.

compensation paid to a Family Member who is an employee (other than an Executive Officer) of the Company; or

iii.

benefits under a tax-qualified retirement plan, or non-discretionary compensation.

Provided, however, that in addition to the requirements contained in this paragraph (B), audit committee members are also subject to additional, more stringent requirements under Rule 5605(c)(2).

(C) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company as an Executive Officer;

(D) a director who is, or has a Family Member who is, a partner in, or a controlling Shareholder or an Executive Officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

i.

payments arising solely from investments in the Company’s securities; or

ii.

payments under non-discretionary charitable contribution matching programs.

(E) a director of the Company who is, or has a Family Member who is, employed as an Executive Officer of another entity where at any time during the past three years any of the Executive Officers of the Company serve on the compensation committee of such other entity; or

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(F) a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

(G) in the case of an investment company, in lieu of paragraphs (A)-(F), a director who is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the Board of Directors or any Board  committee.

Role of Board in Risk Oversight

One of the functions of our Board of Directors is informed oversight of our risk management process. The Board does not have a standing risk management committee, but oversees this function through the Board as a whole, as well as through the audit committee, which is responsible for discussing guidelines and policies to govern the process by which risk assessment and management is undertaken.

Our Board oversees risk, including operational risk, liquidity risk and credit risk in various ways. Board meetings generally include discussions among Board members, management and outside consultants, when practical, regarding material risks we face, including operational and financial risk. Our management provides information to the Board regarding our approach to material risks, both at meetings and on a regular basis during informal discussion.  In addition, the Board generally reviews the disclosures in our Annual Report on Form 10-K, including the risk factors. The Board’s discussions with management include whether all material risks and concerns have been identified and the manner in which management will address the issues.

Potential Conflicts of Interests of Compensation Consultants

None.

Committees

Audit Committee:

We chartered an audit committee in 2001 for the purpose of engaging an accounting firm, which is currently M&K CPAs, PLLC, for our annual audit and quarterly reviews. The audit committee currently consists of Board members Murali Ranganathan and Dehryl A. Dennis. Mr. Ranganathan is considered an audit committee financial expert based on his previous work experience and the definition contained in Reg. 228.401 Instructions to paragraph (e)(1) of Item 401 of the Sarbanes-Oxley Act. The audit committee continued to implement its Charter regarding the scope and responsibilities for the audit committee adopted in fiscal year 2005 and revised in fiscal year 2010. The audit committee meets with M&K CPAs, PLLC via telephone on a quarterly basis and meets separately with management to review quarterly financial results and discuss any issues. In addition, the audit committee discusses auditing issues as needed during regularly scheduled Board  meetings, which are documented in the Company’s minutes.

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Audit Committee Report

This report is being submitted by the audit committee members who served during fiscal year 2013.

The audit committee is currently responsible for

(i)

appointing or replacing our auditing firm;

(ii)

reviewing the scope, reports, costs, and other items related to the quarterly reviews and annual audit conducted by our auditors;

(iii)

reviewing the qualifications, expertise, and suitability of our auditors;

(iv)

speaking with and approving all actions to be undertaken by our auditors; and

(v)

reviewing and providing feedback for our internal control reports

The Audit Committee of our Board of Directors has selected M&K CPAs, PLLC as our independent registered public accounting firm for the fiscal year ending March 31, 2013, and has further directed that management submit the selection of an independent registered public accounting firm for ratification by the shareholders at the Annual Meeting.

The Audit Committee has reviewed and discussed our audited financial statements with our management, which has primary responsibility for such financial statements. While the Audit Committee has performed the above functions, it is the responsibility of the Independent Registered Public Accounting Firm and not the Audit Committee, to conduct the audit of our consolidated financial statements and express an opinion as to the conformity of the financial statements with accounting principles generally accepted in the United States.

The Audit Committee of the Board of Directors

Murali Ranganathan

Dehryl Dennis

Nominating or Governance Committee:

PCS does not have a standing nominating or governance committee or a charter with respect to the process for nominations to our Board of Directors. Currently, our directors submit nominations for election to fill vacancies on the Board to the entire Board for its consideration.

Our Bylaws do not contain any provision addressing the process by which a shareholder may nominate an individual to stand for election to the Board of Directors, and we do not have any formal policy concerning shareholder recommendations to the Board of Directors. To date, we have not received any recommendations from non-affiliate shareholders requesting that the Board consider a candidate for election to the Board. However, the absence of such a policy does not mean that the Board of Directors would not consider any such recommendation, if one is received. The Board would consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to the attention of the company’s Chief Executive Officer, Robert Grover at 345 Bobwhite Court, Suite 200, Boise, ID 83706. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership in the Company (how many shares owned and for how long).

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Our Board of Directors does not have a formal process for security holders to send communications to the Board. However, our directors take great interests in the concerns of shareholders. In addition, our directors review and give careful consideration to any and all shareholder communications. Security holder communications may be sent to: Board of Directors, PCS Edventures!.com, Inc., 345 Bobwhite Court, Suite 200, Boise, Idaho 83706.

Compensation Committee:

We adopted a compensation committee during fiscal year 2004 for the purpose of regulating management’s compensation, as well as any incentive plans proposed by the Company.  During fiscal year 2013 the compensation committee consisted of Board Member Donald Farley, however after his resignation, the committee currently consists of Board Member’s Todd Hackett and Murali Ranganathan.  None of the members of the committee is now or was previously an officer or employee of the Company or any of its subsidiaries. Compensation for each member of the compensation committee is included in the table titled Director Compensation for fiscal year 2013.

Compensation Committee Report

This report is being submitted by the compensation committee member. This report addresses what the compensation committee is responsible for and how the Company currently decides on compensation of its executive officers.

The compensation committee is currently responsible for

(i)

reviewing and monitoring the appropriateness of the Company’s executive compensation;

(ii)

reviewing and approving, where necessary, compensation and benefits to executives;

(iii)

evaluating the performance of the executive officers;

(iv)

 monitoring the benefit plan(s) offered to employees of the Company; and

(v)

evaluating and making recommendations for the stock incentive plan(s).

The compensation committee did not hold any meetings during fiscal year 2013. However, any discussions related to compensation were discussed during regularly scheduled Board meetings, after which time the conversations were incorporated into the Company’s minutes. Within these discussions, the compensation committee discussed Compensation Discussion and Analysis including, but not limited to compensation awarded to, earned by or paid to the executive officers of the Company; current and long-term compensation for executive officers; and proposed incentive compensation plans.  The compensation committee sets all levels of compensation for the executive officers.  For executive officers other than the CEO, the committee reviews, analyzes and makes a determination of compensation based on recommendations from the CEO. The CEO’s compensation is determined by the compensation committee each year after open discussions with other Board members. The key components of our compensation strategy is to link performance and shareholder value to salaries, stock bonus awards, and stock option awards to recognize the contribution of each individual executive officer, as well as to recognize the business results as demonstration by the executive officers as a whole.

The Compensation Committee of the Board of Directors

Donald Farley

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Director Compensation For Fiscal Year 2013

Effective October 1, 2009, the Board resolved and adopted the annual fees to be paid to outside Directors of the Board to be $30,000 annually and paid in the form of Restricted Stock Units, or other form authorized under the PCS 2009 Equity Incentive Plan as the Board determines.  Restricted Stock Units are subject to forfeiture as described in the 2009 Plan. Effective September 2012, the Board elected to decrease its annual compensation to $15,000 each paid in the same form. The CEO is excluded from receiving additional compensation as a Board member beginning the second fiscal quarter of 2006 by unanimous consent of the Board.

The following table shows awards and payments to outside Directors of our Board for fiscal year 2013 as compensation.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Dehryl Dennis	-	30,000 15,000	-	-	-	-	30,000 15,000
Donald Farley	-	30,000 15,000	-	-	-	-	30,000 15,000
Michael McMurray	-	30,000	-	-	-	-	30,000
Todd Hackett	-	15,000	-	-	-	-	15,000
Murali Ranganathan	-	10,000	-	-	-	-	10,000

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Security Ownership of Management and Certain Beneficial Owners

The following table outlines information provided to the Company as of March 31, 2013 regarding beneficial ownership of PCS Common Stock by the Company’s directors, executive management and any 5% beneficial owners and is contained in our Annual Report on Form 10-K of the Securities and Exchange Commission that accompanies this Proxy Statement.

 DIRECTORS AND EXECUTIVE OFFICERS

		Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Shares Owned	Shares Issuable Upon Exercise of Options	Shares Issuable Upon Receipt of Restricted Stock Units	Shares Issuable Upon Exercise of Warrants	Shares Issuable Upon Exercise of Convertible Note

						Total	Percentage Owned
							(5)
Robert O. Grover, CEO	1,037,871 (2)	1,150,000	-			2,187,871	4.43%
345 Bobwhite Court, Suite 200				-	-
Boise, Idaho 83706
Leann R. Gilberg Former CFO	247,843	- (3)	-			247,843	Less than 1.0%
345 Bobwhite Court, Suite 200				-	-
Boise, Idaho 83706
Brett A. Newbold Former COO	195,288	75,000 (4)	-			270,288	Less than 1.0%
345 Bobwhite Court, Suite 200				-	-
Boise, Idaho 83706
Dehryl A. Dennis Director	310,788	20,971	150,000			481,759	Less than 1.0%
345 Bobwhite Court, Suite 200				-	-
Boise, Idaho 83706
Donald J. Farley Former Secretary	968,117	80,313	150,000			1,263,430	2.56%
345 Bobwhite Court, Suite 200				65,000	-
Boise, Idaho 83706
Michael K. McMurray Former Director	506,006	74,466	-			580,472	1.17%
345 Bobwhite Court, Suite 200				-
Boise, Idaho 83706
Todd Hackett	2,948,465	-	150,000	775,000	1,325,000	5,048,465	10.24%
Director
345 Bobwhite Court, Suite 200 Boise, ID 83706
Murali Ranganathan Director	-	-	142,857	-	-	142,857	Less than 1.0%
345 Bobwhite Court, Suite 200
Boise, Idaho 83706
All officers and directors as a group (eight persons)	6,214,378	1,400,750	592,857	840,000	1,325,000	10,372,985	24.53%

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1.

Unless otherwise noted above, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage of ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised. Currently, Todd Hackett is the only beneficial owners, as defined by the Securities Exchange Commission as owners with greater than 5% ownership, other than our directors and executive officers.

2.

Includes (i) 772,894 shares owned of record by Mr. Grover; (ii) 15,000 shares which are beneficially owned by spouse Heidi Grover; (iii) 249,977 shares owned by daughter Dahlton Grover

3.

Issued Incentive Option Award however, the Option was forfeited when terminated

4.

Incentive Stock Option was for 150,000 of which 75,000 vested. The remaining 75,000 were forfeited when Mr. Newbold’s employment ended in February 2013.

5.

Based upon 49,293,845 shares issued and outstanding as of March 31, 2013.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION COMPENSATION DISCUSSION AND ANALYSIS

Compensation-setting Process and the Determination of Compensation Levels

The Committee reviews the compensation of our executive officers on an annual basis and sets compensation levels at the beginning of each fiscal year. As part of this process, the Committee reviews our financial results for the year just ended, projections for future periods, our strategic business plan and the Market Data. The Committee also works with our CEO to establish performance goals that further our strategic objectives, which typically include keeping costs down, providing innovative products and services, improving our sales channel, growing our different business units and being a STEM leader.

Components of the Executive Compensation Program

Fiscal base salaries

The purpose of a competitive base salary is to compensate executives for performing their day-to-day job responsibilities. Base salaries are generally targeted to approximate the Market Data median but may be above or below depending upon an executive's contributions, experience, performance and length of service. Market Data showed that the base salaries of all of the Named Executive Officers were between the 25th and 75th percentiles for their positions or ranks. The Committee determined not to change the base salaries of the Named Executive Officers for fiscal 2013.

Fiscal Long-term equity incentives

We believe long-term incentive compensation should be tied to our success and increases in shareholder value. Accordingly, stock options and performance-based restricted stock awards are significant components of our executive compensation program. We believe these types of awards are especially aligned with shareholders interests as their value is contingent upon an increase in stock price or the achievement of certain milestones. The Committee works to determine the allocation and type of performance awards to grant each fiscal year.

We have not and do not plan to time the granting of long-term incentive awards (or the payment of any other compensation) with the release of material, non-public information. Long-term incentive grants are approved by the Committee the exercise price of stock options is equal to the fair market value of our Common Stock as defined by the equity plan pursuant to which the award is granted. For purposes of our equity plans, fair market value is defined as the closing price as quoted on OTC QB for the last market-trading day prior to the date of grant.

Other fiscal employee benefits

We provide a competitive level of time off and health, welfare and insurance benefits to substantially all employees. Our Executive Officers participate in the same plans as our other employees.

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SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2011-2013

The following table provides information relative to compensation paid to our executive officers for the years ended March 31, 2011 through March 31, 2013.  During the fiscal year ended March 31, 2013, Mr. Grover’s salary comprised 11.0% of the total compensation paid to all employees, Ms. Gilberg’s salary comprised 6.6% of the total compensation paid to all employees and Mr. Newbold’s salary comprised less than 6.1% of the total compensation paid to all employees.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Comp.		Total ($)
					($)	($)	($)	($)	($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)		(j)
Robert O. Grover, CEO	FY2013		104,166		9,000	42,500	-	-	-	(i)	155,666
	FY2012	(iii)	100,000	5,300	22,000	-	-	-		(i)	127,300
	FY2011	(iii)	99,133	-	-	180,000	-	-	-	(i)	279,133
Leann R. Gilberg, Former CFO (ii)	FY2013		62,977		2,500	18,000	-	-	-	(i)	83,477
	FY2012	(iii)	48,815	-	-	-	-	-	-	(i)	48,815
	FY2011		-	-	-	-	-	-	-	(i)	-
Brett A. Newbold, Former COO (ii)	FY2013	(iii)	58,285		4,000	6,000			13,600	(i)	81,885
	FY2012	(iii)	2,500	-	-	-	-	-	-	(i)	2,500
	FY2011		-	-	-	-	-	-	-	(i)	-
Valerie L. Grindle, Former CEO and Sr. V.P. of Finance and Administration, CFO (ii)	FY2013		-	-	-	-	-	-	-	(i)	-
	FY2012	(iii)	80,833	-	-	46,750	-	-	-	(i)	127,583
	FY2011	(iii)	2,429	-	-	-	-	-	-	(i)	2,429

(i). Aggregate amount of other compensation is less than $50,000 or 10% of the total annual salary and bonus reported.

(ii). Ms. Gilberg’s compensation is pro-rated based on a hire date of September 15, 2011 and termination date of November 30, 2012. Mr. Newbold’s compensation is pro-rated based on a hire date of March 16, 2012 and a termination date of February 11, 2013.  Ms. Grindle’s compensation is pro-rated based on her resignation effective January 04, 2012.

(iii). Base Salary paid in a percentage of cash and Restricted Rule 144 Stock under the 2009 Equity Incentive Plan

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GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2013

The following table outlines the equity-based awards granted to our executive officers for the fiscal year ended March 31, 2013.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Robert O. Grover, CEO	10/31/2011 05/15/2012 05/15/2012	- - -	- - -	- - -	- - -	- 850,000 -	- 850,000 -	200,000 - 150,000	- - -	0.11 0.05 0.06
Leann R. Gilberg, Former CFO	04/13/2012 04/13/2012	- -	- -	- -	- -	450,000 -	450,000 (i) -	- 50,000	- -	0.04 0.05
Brett A. Newbold, Former COO	03/16/2012 04/09/2012	- -	- -	- -	- -	150,000 -	150,000 (ii) -	- 100,000	- -	0.04 0.04
Valerie L. Grindle Former, CEO and Senior V.P. of Finance and Administration, CFO	05/03/2011	-	-	-	-	275,000	275,000 (iii)	-	-	0.17

(i). Ms. Gilberg was issued the Incentive Stock Options, however after she resigned in November 30, 2012, the options were forfeited.

(ii). Mr. Newbold’s employment ended February 11, 2013. As of March 31, 2013, 75,000 shares vested and are available for Mr. Newbold to exercise. The remaining 75,000 was forfeited.

(iii). Ms. Grindle resigned her position as CEO on January 4, 2012. Her Incentive Stock Options were forfeited during the fiscal year ended March 31, 2013.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2013

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert O. Grover	11,250 325,000	41,250 525,000	- 525,000	0.60 0.05	06/17/15 05/15/15	- -	- -	- -	- -
Leann R. Gilberg	(i) -	(i) -	(i) -	0.04	04/13/17	-	-	-	-
Brett A. Newbold	(ii) 75,000	(ii) 75,000	(ii) 75,000	0.04	03/16/17	-	-	-	-
Valerie L. Grindle	(iii) -	(iii) -	(iii) -	0.17	05/31/16	-	-	-	-

(i). Ms. Gilberg was issued a Stock Option Award on April 13, 2012 in the amount of 450,000 Shares with an exercise price of $0.04 in which 150,000 shares were deemed exercisable. However, the Option Award was cancelled during the fiscal year due to Ms. Gilberg’s termination effective November 30, 2012.

(ii). Mr. Newbold’s employment ended February 11, 2013. As of March 31, 2013, 75,000 shares vested and are available for Mr. Newbold to exercise. The remaining 75,000 was forfeited.

(iii). Ms. Grindle resigned her position as CEO on January 4, 2012. Her Incentive Stock Options were forfeited during the fiscal year ended March 31, 2013.

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OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR

The following table provides information related to stock option exercises by executive officers of the Company, as well as any stock awards vesting during the Fiscal Year Ended March 31, 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercised ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Robert O. Grover	-	-	200,000 (i) 150,000	22,000 9,000
Leann R. Gilberg	-	-	50,000	2,500
Brett A. Newbold	-	-	100,000	4,000
Valerie L. Grindle	-	-	-	-

(i)

During the fiscal year ended March 31, 2012, the Company granted 200,000 shares of restricted stock to Mr. Grover.  Shares are immediately forfeited if the officer is not an employee of the Company at the date that Rule 144 of the current rules of the Securities and Exchange Commission provides that the restrictions are removed and the restricted stock may be registered or otherwise qualified for sale. The stock certificate was issued and is being held at PCS until the shares are fully vested in April 2012.  The shares vest over a six-month period and are valued at $.11 per share which represents the fair market value at the date of grant in accordance with the 2009 Equity Incentive Plan.  The value of the shares is being amortized over the vesting period in the amount of $3,667 per month.

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PROPOSAL 2 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (SAY ON PAY)

As described in detail under the heading “Executive Compensation—Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, and the realization of increased shareholder value. Please read details about our executive compensation including information about the fiscal year 2013 compensation of our named executive officers.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Our Board of Directors, upon recommendation of our Compensation Committee, recommends that you vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, compensation tables and related narrative disclosure, is hereby approved.”

The say-on-pay vote is advisory, and therefore not binding on our company, our Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will seek to understand our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are appropriate to address those concerns.

Our Board of Directors, upon recommendation of our Compensation Committee, recommends shareholders vote for the approval of the compensation of our Named Executive Officers as disclosed in this proxy statement.

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PROPOSAL 3 - ADVISORY VOTE TO APPROVE FREQUENCY OF SAY ON PAY VOTE BY SHAREHOLDERS

 (SAY WHEN ON PAY)

Our shareholders are entitled to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal of this proxy statement. By voting on this Proposal 3, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of this proposal, our Board of Directors, upon recommendation of our Compensation Committee, has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for our company, and therefore our Board of Directors recommends that you vote for “One Year” as the interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board of Directors considered that an annual advisory vote on executive compensation will allow our shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years or you may abstain from voting.

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on our Board of Directors or the company in any way, our Board of Directors may decide that it is in the best interests of our shareholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.

Our Board of Directors, upon recommendation of our Compensation Committee, recommends shareholders vote for the option of once every year as the frequency with which shareholders are provided an advisory vote on executive compensation.

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Certain Relationships and Related Party Transactions

During the fiscal year ended March 31, 2013 and March 31, 2012, the Company entered into various loan transactions with members of the Board of Directors (Donald Farley, Todd Hackett and Murali Ranganathan) and Shareholders. The loans were done at arm’s length and are fully disclosed in Note 8.

During the fiscal year ending March 31, 2013 the Company converted 300,000 restricted stock units (RSUs) of the 450,000 issued to common stock for non-management directors for services rendered during the period September 1, 2011 to August 31, 2012 at a rate of one share of common stock for each restricted stock unit. In addition, the board members we all issued new Restricted Stock Awards for the current period of September 1, 2012 to August 31, 2013. The transaction is described in detail in our 10-K, Note 7.

During the fiscal year ended March 31, 2013, the Company granted 200,000 shares of restricted stock to officer, Robert Grover, in addition to a 150,000 restricted stock award as a bonus and 850,000 shares of Incentive Stock Options. Full disclosures can be read under Note 7 and Note 13.

During the fiscal year ended March 31, 2013, the Company granted 50,000 shares of restricted stock to officer, Leann Gilberg, in addition to 450,000 shares of Incentive Stock Options. Full disclosures can be read under Note 7 and Note 13.

During the year ended March 31, 2013, the Company had an employment agreement with Brett A. Newbold as the Company’s new Chief Operating Officer. In conjunction with the employment agreement, the Company granted Mr. Newbold 100,000 shares of restricted common shares of PCS stock.  In addition to the monthly salary and the aforementioned 100,000 shares of common restricted stock, the Company issued to Newbold 150,000 shares of Incentive Stock Options. The details of these stock issuances are fully disclosed in Note 7 and Note 13.

During the year ended March 31, 2012, the Company issued 27,662 shares of common stock to Joesph Khoury, an officer of LabMentors, our wholly owned subsidiary, for bonuses for a net value of $5,809, based on the closing price of our common stock at the grant dates.

Family Relationships

There are no family relationships between any of our directors or executive officers, however, Chief Executive Officer, Robert Grover spouse works for the company on a contract basis in our Learning Center.

Involvement In Certain Legal Proceedings

With the exception of the consent judgment involving the Company’s former Chief Financial Officer Ms. Stith and the Final Judgment involving the Company’s former Chief Executive Officer Mr. Maher in the Securities and Exchange Commission (the “SEC”) case discussed in Note 8(b), during the past 10 years, to our knowledge, none of our present or former directors, executive officers or persons nominated to become directors or executive officers has been the subject of any of the following:

(1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two (2) years before the time of such filing;

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(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than sixty (60) days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5) Such person was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Such person was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any federal or state securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15

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U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Parents

None, not applicable.

Promoters and Control Persons

None, not applicable.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% owners are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended March 31, 2013, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners, although in some instances, not timely, they were complied with.

PROPOSAL 4 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The audit committee of our Board of Directors has selected M&K CPAs, PLLC as our independent registered public accounting firm for the fiscal year ending March 31, 2013, and has further directed that management submit the selection of an independent registered public accounting firm for ratification by the shareholders at the Annual Meeting.

Neither our bylaws nor other governing documents or law require shareholder ratification of the selection of M&K CPAs, PLLC as our independent registered public accounting firm. However, the audit committee is submitting the selection of M&K CPAs, PLLC to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the company and our shareholders.

Representatives of M&K CPAs, PLLC are not expected to be present at the security holders’ meeting for the fiscal year ending March 31, 2013. Accordingly, they will not have the opportunity to make a statement nor will they be available to respond to appropriate questions.

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Ratification of the selection of M&K CPAs, PLLC requires the affirmative vote of a majority of the votes of the holders of shares present in person or represented by Proxy and entitled to vote at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders.

Independent Registered Public Accounting Firm Fee Information

In connection with the audit of our 2013 financial statements, we entered into an engagement agreement with M&K CPAs, PLLC that set forth the terms by which M&K CPAs, PLLC would perform audit services for us, including responsibilities of M&K CPAs, PLLC and management in the conduct of the audit and estimated fees. That agreement is subject to alternative dispute resolution procedures.

The following table represents aggregate fees billed or to be billed to us for services performed for the fiscal years ended March 31, 2013, and 2012, by M&K CPAs, PLLC, our independent registered public accounting firm.

Fee Category	FY2013	FY2012
Audit Fee	$49,926	$59,625
Audit Related Fee	10,000	-
All Other Fees	7,511	-
Total Fees	$67,437	$59,625

The total fees paid to M&K CPAs, PLLC for professional services, in addition to any required outside reports performed in connection with the audit of our financial statements for the fiscal year ended March 31, 2013 and for review of our financial statements in connection with our 1st, 2nd and 3rd Quarterly Reports on Form 10-Q, were approximately $67,437. The Company paid $59,625 in fees during fiscal year ended March 31, 2012, which included review of our financial statements for our Quarterly Reports and other reviews related to regulatory filings required by the SEC.

All services provided by M&K CPAs, PLLC for the fiscal years ended March 31, 2013 and 2012 were approved by the audit committee.

The Board of Directors recommends that shareholders vote FOR Proposal No. 2 to Ratify the Election of M&K CPAs, PLLC.

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PROPOSAL 5 – OTHER MATTERS

The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed Proxy to vote thereon in accordance with his best judgment.

A copy of our Annual Report on Form 10-K for the fiscal year ending March 31, 2013, is attached.  Should additional copies be required they may be obtained by one of the following means:

1.

E-mailing jolene@edventures.com;

2.

Calling Investor Relations at (208) 343-3110;

3.

Visiting www.edventures.com/ir;

4.

Writing Investor Relations:

PCS Edventures!.com, Inc.

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

We look forward to seeing many of our shareholders at our Annual Meeting on September 13, 2013.

Directions to PCS Edventures from the Boise Airport:

1. Head southeast on W Airport Way

 - 0.3 mi

2. Continue onto S Vista Ave - 226 ft

3. Take the Interstate 84 E ramp to Mountain Home - 0.3 mi

4. Merge onto I-84 E - 0.5 mi

5. Take exit 54 for Broadway Ave - 0.2 mi

6. Turn left onto S Broadway Ave - 2.3 mi

7. Turn right onto W Beacon St - 0.3 mi

8. Turn right onto W Parkcenter Blvd

 - 0.1 mi

9. Take the 1st right onto Rossi St - 354 ft

10. Take the 2nd left onto Bobwhite Ct - Destination will be on the right

If you are unable to attend and are interested in participating, you can view a live broadcast of the meeting virtually by following the instructions below:

Step 1: Getting Connected Online

Important: Please log on before calling into the teleconference.

Click the following link or copy and paste it into your browser:

http://elearningcenter.acrobat.com/JKTMeeting

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A window should open; make sure to choose the option “Enter as a Guest”, and type your FIRST AND LAST NAME into the box and click "Enter Room".

Step 2: Getting connected to the audio

Once the room has opened, a window will pop up asking you to join the audio.

You have the option of joining via telephone or joining via your computer.

Please note that if you choose to join via your computer, you will only be able to interact with the presenter vocally if you have a microphone hooked up to your computer.

Option 1: Using a telephone

If you are using a phone that has an extension click “Dial-in to the Audio Conference via Phone”, then click “Cancel” and call in to the teleconference.

Please turn your computer speakers off or mute them before you call in or we will receive feedback.

Phone:        1-866-218-3342

Participant Code:    994433

If you are using a phone that does not have an extension, click “Dial-out (Receive a call from the meeting)”, enter your phone number and click “Join,” and you should be called within a few seconds.

If your phone does not ring, call the number above.

Please note that although you will not be charged for the phone call, you still need to be able to make long distance calls from your phone line.

Option 2: Using your computer

Click on “Cancel”.

Be sure your speakers are turned on, and volume is raised, you should be able to hear the audio coming through your computer.

For assistance, please call our office at (800) 429-3110 and we will guide you through the process. We look forward to having you!

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